Offerings - Offering: 1	Jun. 29, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 39,484,825.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,452.85
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 3,218,235 Shares outstanding (approximately 5.00% of the net assets of the Fund as of May 31, 2026).